Exhibit 1(10)(b)

                                APPLICATION TO
                   Mutual of America Life Insurance Company
                    320 Park Avenue New York NY 10022-6839
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                               PAYROLL DEDUCTION
                       VARIABLE UNIVERSAL LIFE INSURANCE
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Please complete a separate application for each Proposed Insured Other than
Dependents covered under the Children's Term Rider. Items 7-15, on next page, will only be used in connection with applications for coverage that are not eligible for or are in excess of guaranteed issue amounts.

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1. EMPLOYEE INFORMATION
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a. Full Name:    First     Middle    Last                        b. Social Security Number:    c. Date of Hire:    d. Annual Salary:

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2.  PROPOSED INSURED'S INFORMATION                                   3. COVERAGE INFORMATION
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a. Proposed Insured: [_] Employee [_] Spouse [_] Dependent Child     a. Policy Type: [_] Face Amount Plan [_] Face Amount Plus Plan
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b. Full Name:    First     Middle    Last                            b. Initial Amount of Insurance: $ ___________________

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c. Date of Birth    d. Sex                e. Height   f. Weight      c. Scheduled Premium: $ _______________ Per Pay-Period
   Month Day Year   [_] Male  [_] Female     ft. in.       lbs.
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g. Place of Birth:                                                   d. Additional Benefits by Rider: (Check box if desired)
- ----------------------------------------------------------------        [_] Children's Term per child in $1,000 [_] Accidental Death
h. Social Security Number:             i. Home Phone Number:            increments (max $5,000): $___________ $ ___________
                                          (     )
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j. Home Address:                                                     e. Children to be covered under Children's Term Rider:
   Street __________________________________________________            (For additional children, use REMARKS section on the next
   City ________________________ State ________ Zip ________            page.)
________________________________________________________________        Name                                Date of Birth
k. Has the proposed insured smoked                                    _____________________________________ /_____/__________
   cigarettes within the last 12 months? [_]Yes [_]No                 _____________________________________ /_____/__________
- ----------------------------------------------------------------      _____________________________________ /_____/__________
l. Occupation:                         m. Activity at work?             Beneficiary for Children's Term Rider is the Insured.
                                          [_]Yes [_]No
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4. BENEFICIARY INFORMATION (If additional space is needed, use REMARKS section on the next page.)
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a. Beneficiary Type: [X] Primary                                     a. Beneficiary Type: [_] Primary  [_]Contingent
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b. Relationship: [_] Spouse  [_] Child  [_] Parent  [_] Estate       b. Relationship: [_] Spouse  [_] Child  [_] Parent  [_] Estate
   [_] Other ___________________________________________________        [_] Other ________________________________________________
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c. Full Name:  First          Middle         Last                    c. Full Name:     First      Middle        Last
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d. Social Security or Tax ID Number:   e. Benefit Percentage:        d. Social Security or Tax ID Number:  e. Benefit Percentage:
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a. Beneficiary Type:  [_] Primary  [_] Contingent                    a. Beneficiary Type:   [_] Primary    [_] Contingent
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b. Relationship: [_] Spouse  [_] Child  [_] Parent  [_] Estate       b. Relationship: [_] Spouse  [_] Child  [_] Parent  [_] Estate
   [_] Other _____________________________________________              [_] Other _____________________________________________
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c. Full Name:  First          Middle         Last                    c. Full Name:    First         Middle      Last
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d. Social Security or Tax ID Number:   e. Benefit Percentage:        d. Social Security or Tax ID Number:  e. Benefit Percentage:
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5. POLICY OWNER INFORMATION (Complete only if other than the         6. EMPLOYER INFORMATION
   insured)
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a. Policy Owner: [_] Employee  [_] Spouse  [_] Dependent Child       a. Employer's Name:
   [_] Other _______________________________________________       ----------------------------------------------------------------
- ----------------------------------------------------------------     b. Employer Identification No.:
b. Full Name:  First          Middle         Last                      (to be obtained from employer)
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c. Address:                                                          c. Address:
   Street _________________________________________________             Street __________________________________________________
   City ___________________________________________________             City ___________________State_______________Zip__________
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d. Social Security or Tax ID Number:    e. Home Phone Number:                        For Home Office Use Only
                                           (     )
- ----------------------------------------------------------------       Approved for: [_] Guaranteed Issue  [_] Simplified Issue
f. Contingent Owner.                                                   Special Notes: __________________________________________
                                                                       ---------------------------------------------------------
                                                                       ---------------------------------------------------------
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

Please answer all questions below for the Proposed Insured named in Section 2.

Give details to the "Yes" answers to items 7-15 in the REMARKS section on this form.

                                                                                                    Yes       No
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
7.   Has the Proposed Insured been hospitalized at any time within the last six months?             [_]       [_]
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8.   Has the Proposed Insured missed more than five consecutive days of work due
     to accident or illness within the last six months?                                             [_]       [_]
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9.   Is the Proposed Insured currently disabled?                                                    [_]       [_]
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10.  Has the Proposed Insured ever been treated for, or been told by a physician
     that he or she has, a life-threatening illness?                                                [_]       [_]
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11.  Has the Proposed Insured ever been treated for, or currently have, any of the following:
     a.   Any disorder of the Heart, Circulation or Blood Pressure, or any Chest
          Pain or Blood Disease?                                                                    [_]       [_]
     b.   Any disorder of the Respiratory, Nervous, Digestive, Kidney, Liver,
          Urinary Tract or Reproductive Systems?                                                    [_]       [_]
     c.   Cancer, Tumor, Diabetes, Ulcers, Epilepsy, Emotional or Mental
          Disorder, any disease or abnormality of the brain, Drug Addiction or
          Alcoholism?                                                                               [_]       [_]
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12.  Has the Proposed Insured ever been treated for, or been told by a
     physician that he or she has, AIDS?                                                            [_]       [_]
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13.  Has the Proposed Insured received any medical or surgical advice or treatment for any ailment, injury or sickness during the last five years
     other than listed above?                                                                       [_]       [_]
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14.  Is the Proposed Insured presently taking any mediation? If "Yes," give name
     of mediation, dosage, duration and the reason for taking such mediation.                       [_]       [_]
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15.  Has the Proposed Insured ever had a life or health insurance policy declined or rated, withdrawn an application, or been required to pay extra
     premium or accept a policy modification?                                                       [_]       [_]
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

REMARKS (Attach addition sheets, if additional room in answering questions is necessary. Please sign and date any attachments.):

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PLEASE NOTE that the Variable Universal Life policy has an Accelerated Death
Benefit. A one-time administrative fee of $250 is charged when an Accelerated Death Benefit is paid. RECEIPT OF ACCELERATED DEATH BENEFITS MAY AFFECT ELIGIBILITY FOR PUBLIC ASSISTANCE PROGRAMS AND MAY BE TAXABLE.

16. ALLOCATION OF PREMIUMS

    Until the date that the policy is issued, premiums will be placed in the Interest Accumulation Account. On the date that the policy is issued, this amount, including interest, and all subsequent premiums, unless otherwise elected, will be allocated according to your designation shown below.

    Show the percentage of your future contributions you want to place in the interest account and/or investment funds. Use whole numbers only, and make sure the percentages total 100%.

    Amounts you place in the interest account will be credited with the rate of interest currently applicable to that account. Amounts allocated to any investment fund are not guaranteed and will fluctuate to recognize investment results.

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      INTEREST ACCOUNT                                      INVESTMENT FUNDS
    --------------------  ----------------------------------------------------------------------------------------------------------
     MUTUAL OF AMERICA                            MUTUAL OF AMERICA                                               AMERICAN CENTURY
    --------------------  ----------------------------------------------------------------------------------------------------------
     Interest             Money Market            All America                    Equity Index                  American Century
     Accumulation         Fund                    Fund                           Fund                          VP Capital
     Account                                                                                                   Appreciation Fund   %
                                                                                                               ---------------------
                      %                        %                              %                             %        CALVERT
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                          Short-Term              Mid-Term                       Bond                          Calvert Social
                          Bond Fund               Bond Fund                      Fund                          Balanced Fund       %
                                                                                                               ---------------------
                                               %                              %                             %        SCUDDER
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                          Composite               Aggressive Equity              Mid-Cap Equity                Scudder
                          Fund                 %  Fund                        %  Index Fund                 %  Capital Growth Fund %
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                                                                FIDELITY                                       Scudder Bond Fund   %
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                          Fidelity VIP II         Fidelity VIP                   Fidelity VIP II               Scudder
                          Asset Manager Fund   %  Equity-Income Fund          %  Contrafund                 %  International Fund  %

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

17. REPLACEMENT

    a. Does the Proposed Insured have any other life insurance in force or applied for? [_] Yes [_] No If "Yes," Amount $ ________________

    b. Does the Policy Owner have any other life insurance in force or applied for? [_] Yes [_] No If "Yes," Amount $ _________________

    c.  Is the policy applied for intended to replace another contract/policy?
        [_] Yes [_] No

        If "Yes," Company ______________________________________________________

        Contract/Account Number _______________________________ Amount $________






                     INVESTIGATIVE CONSUMER REPORT NOTICE

This is to inform you that, as part of our procedure for processing your insurance application, an investigative consumer report may be prepared. Information is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. This inquiry includes information as to your character, general reputation, personal characteristics, and mode of living.

You have the right to make a written request, within a reasonable period of time, to receive additional, detailed information about the nature and scope of this investigation. You will be given the name and address of the consumer areporting agency from whom you may receive and inspect a copy of such report by contacting them.

It is represented that the statements and answers given in this application are true, complete, and correctly recorded to the best of the Proposed Insured's and Policy Owner's knowledge and belief.

IT IS AGREED that: (1) this entire application shall be the basis for any policy issued; (2) no information acquired by any representative of Mutual of America Life Insurance Company (the Company) shall be binding upon the Company unless set out in writing in this application; and (3) no waiver or modification shall be binding upon the Company unless in writing and signed by the President or a Vice President and the Secretary or an Assistant Secretary.

I, THE POLICY OWNER, ACKNOWLEDGE that: (1) I have received a copy of the current Prospectus; (2) I have read the Prospectus and understand its terms; (3) I am familiar with the objectives of the Investment Funds; (4) my election or authorization made under the policy as part of this application is subject to the conditions and limitations set forth in the Prospectus; and (5) I have determined that the policy applied for above is suitable to my investment objectives and my financial situation.

I, THE PROPOSED INSURED AND THE POLICY OWNER, UNDERSTAND that the coverage shall be in effect only after all of the following conditions have been met: (1) this application has been approved by the Company; (2) the policy has been issued while all persons to be insured thereunder are alive; and (3) the answers and statements in this application continue to be true and complete up until the Policy Date and that coverage will not take effect if the facts have changed. If some or all of the amount of insurance applied for with this application is eligible for guaranteed issue, coverage on such amount shall be in effect on the date this application is signed.

I, THE PROPOSED INSURED, AUTHORIZE any physician, medical practitioner, hospital, clinic, medically related facility, insurance company, the Medical Information Bureau (MIB) or other organization, institution or person that has any information in its records concerning me to give the Company and its reinsurers any such information to use for underwriting insurance. The Company may release information obtained to MIB, reinsuring companies, other persons or organizations performing business or legal services in connection with my application. The Company may release information, as required by law, or as I may authorize. I UNDERSTAND and AGREE to the following: (1) this Authorization is valid for two and one-half years from this application date; (2) a photocopy is as valid as the original; and (3) a copy is available to the person to be insured upon request.

I, THE PROPOSED INSURED, ACKNOWLEDGE receipt of the Notice of Disclosure of Information and Investigative Consumer Report Notice.

Date________________ City________________________________ State_________________

Employee's Signature (required) ________________________________________________

Proposed Insured's Signature (if other than Employee) __________________________

Policy Owner's Signature (if other than Insured)________________________________


CONSULTANT'S REPORT - To the best of your knowledge is the insurance applied for intended to replace insurance or annuity in force in this or any other company?
[_] Yes [_] No If "Yes," give company name_____________________________________


Authorized Company Representative's Signature___________________________________



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                      NOTICE OF DISCLOSURE OF INFORMATION

Information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is submitted.

The information which you provide will be treated as confidential except MUTUAL OF AMERICA LIFE INSURANCE COMPANY or its reinsurers may make a brief report thereon to the Medical Information Bureau. The Bureau is a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or to which a claim is submitted, the Bureau will furnish such company with the information it may have in its files.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.

Mutual of America Life Insurance Company or its reinsurers may also release information in its file to its reinsurers or to other life insurance companies to which you may apply for life or health insurance, or to which a claim may be submitted.